Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	WRL Series Life Account of Transamerica Life Insurance Company, SEC File No.

811-04420

➣	Transamerica® Freedom Elite Builder II, Registration No. 333-249150
➣	WRL Financial Freedom Builder, Registration No. 333-249151
➣	WRL Freedom Elite Builder, Registration No. 333-249152
➣	WRL Freedom Equity Protector, Registration No. 333-249154
➣	Transamerica® Associate Freedom Elite Builder, Registration No. 333-249155
➣	Transamerica® Xcelerator Exec, Registration No. 333-249156
➣	WRL Freedom Elite, Registration No. 333-249157
➣	WRL Freedom Wealth Protector, Registration No. 333-249158
➣	WRL Xcelerator & Xcelerator Focus, Registration No. 333-249159
➣	WRL ForLife, Registration No. 333-249160
➣	WRL Freedom Elite Advisor, Registration No. 333-249189
➣	WRL Freedom SP Plus, Registration No. 333-249190
➣	WRL The Equity Protector, Registration No. 333-249191

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2021 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILING:

Transamerica Series Trust, SEC File No. 811-04419

Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

ProFunds, SEC File No. 811-08239

AllianceBernstein Variable Products Series Fund, Inc., SEC File No. 811-05398

Franklin Templeton Variable Insurance Products Trust, SEC File No. 811-05583

Some of the funds included in the Fund Company’s annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, its annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (800) 797-2643 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods

Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

Arthur D. Woods Esq.
Transamerica Life Insurance Company